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                                                                    EXHIBIT 32.2


              CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
          PURSUANT TO RULE 13a-14(b) OF THE EXCHANGE ACT AND 18 U.S.C.
                                  SECTION 1350.

     In connection with the Annual Report on Form 10-K of Penwest Pharmaceuticals Co. (the "Company") for the fiscal year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Jennifer L. Good, Vice President, Finance and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 14, 2005
                                          /s/ Jennifer L. Good
                                          --------------------------------------
                                          Jennifer L. Good
                                          Vice President, Finance and Chief
                                          Financial Officer